Exhibit 99.1

Lawson Software

Joe Thornton

Media

+1-651-767-6154

joe.thornton@us.lawson.com

Heather Pribyl

Investors and Analysts

+1-651-767-4659

investor@lawson.com

Lawson Software Stockholders Approve All Proposals at its 2010 Annual Meeting of Stockholders

ST. PAUL, Minn., October 18, 2010 — Lawson Software (Nasdaq: LWSN) announced today that its stockholders approved all proposals at its 2010 Annual Meeting of Stockholders held today at the company’s headquarters in St. Paul, Minn.

Stockholders today elected all nine director nominees to serve for the fiscal year ending May 31, 2011.  In other business, stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending May 31, 2011 and approved the company’s 2010 Stock Incentive Plan.

The final vote tabulation on all matters at today’s meeting will be reported on a current report on Form 8-K to be filed with the U.S. Securities Exchange Commission and such report will be made available on the company’s web site.

For those unable to attend the meeting in person or listen to the live webcast or conference call, a replay service is available approximately one hour after the webcast and conference call concludes. The webcast will remain on www.lawson.com/investor under the “Presentations” section for one month.  To access the telephone replay, dial 1-800-219-5212 (or 1-402-220-3903 for international callers) and use the passcode “101810.” The telephone replay will be available for one week.

About Lawson Software

Lawson Software is a global provider of enterprise software.  We provide business application software, maintenance and consulting to customers primarily in specific services, trade and manufacturing/distribution industries.  We specialize in and target specific industries including healthcare, services, public sector, equipment service management & rental, manufacturing & distribution and consumer products industries.  Our software solutions include Enterprise Financial Management, Human Capital Management, Business Intelligence, Asset Management, Enterprise Performance Management, Supply Chain Management, Service Management, Manufacturing Operations, Business Project Management and industry-tailored applications. Our applications help automate and integrate critical business processes, which enable our customers to collaborate with their partners, suppliers and employees, reduce costs and enhance business or operational performance. Lawson is headquartered in St. Paul, Minn., and has offices around the world. Visit Lawson online at www.lawson.com. For Lawson’s listing on the First North exchange in Sweden, Remium AB is acting as the Certified Adviser.

Forward-Looking Statements

This press release contains forward-looking statements that contain risks and uncertainties. These forward-looking statements contain statements of intent, belief or current expectations of Lawson Software and its management. Such forward-looking statements are not guarantees of future results and involve risks and uncertainties that may cause actual results to differ materially from the potential results discussed in the forward-looking statements. The company is not obligated to update forward-looking statements based on circumstances or events that occur in the future. Risks and uncertainties that may cause such differences include but are not limited to: uncertainties in the software industry; uncertainties as to when and whether the conditions for the recognition of deferred revenue will be

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satisfied; increased competition; the impact of foreign currency exchange rate fluctuations; continuation of the global recession and credit crisis; Lawson’s ability to integrate the Healthvision acquisition successfully; changes in conditions in the company’s targeted industries; the outcome of pending litigation and other risk factors listed in the company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission. Lawson assumes no obligation to update any forward-looking information contained in this press release.